UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 791-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On November 13, 2012, Sealed Air Corporation (the “Company”) announced that it has commenced cash tender offers (the “Tender Offers”) and consent solicitations (the “Consent Solicitations”) for (i) any and all of its outstanding $400 million aggregate principal amount of its 5.625% Senior Notes due 2013 (the “2013 Notes”) and (ii) any and all of its outstanding $400 million aggregate principal amount of its 7.875% Senior Notes due 2017 (the “2017 Notes”). A copy of the press release, dated November 13, 2012, announcing the commencement of the Tender Offers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Also, on November 13, 2012, the Company announced that it intends to offer $850 million aggregate principal amount of senior unsecured notes due 2020 and senior unsecured notes due 2022 (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by all of the Company’s wholly-owned domestic subsidiaries that guarantee the senior secured credit facilities. The Company intends to use the net proceeds from the offering, along with cash on hand, to repurchase, redeem or satisfy and discharge all of its outstanding 2013 Notes and 2017 Notes. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The Notes and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated November 13, 2012, announcing the commencement of the Tender Offers.

99.2	Press release, dated November 13, 2012, announcing the offering of the Notes.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Date: November 13, 2012	By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press release, dated November 13, 2012, announcing the commencement of the Tender Offers.

99.2	Press release, dated November 13, 2012, announcing the offering of the Notes.

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